UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 19, 2019

Date of Report

Umatrin Holding Ltd.
(Exact name of registrant as specified in its charter)

Delaware	333-211289	87-0814235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

315 Madison Avenue, 3rd Floor, PMB #3050

New York, NY

 (Address of principal executive offices)

10017

(Zip Code)

(866)-874-4888

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Company's Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm.

On November 5, 2019, Umatrin Holding Ltd (the “Company”) dismissed WWC, P.C. (“WWC”) as the Company’s independent registered public accounting firm.

The decision to change the independent registered public accounting firm was approved by the Board of Directors of the Company.

During the Company’s most recent fiscal year ended December 31, 2018 and November 5, 2019, the date of dismissal, (a) there were no disagreements with WWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WWC, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

On November 19, 2019, the Company provided WWC with a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of New Independent Registered Public Accounting Firm.

On November 5, 2019, the Board of Directors of the Company appointed JLKZ CPA LLP ("JLKZ") as its new independent registered public accounting firm to audit and review the Company’s financial statements for the period ended September 30, 2019. During the two most recent fiscal years ended December 31, 2018 and December 31, 2017 and any subsequent interim periods through the date hereof prior to the engagement of JLKZ, neither the Company, nor someone on its behalf, has consulted JLKZ regarding:

(i)	either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 16.1	Letter of WWC dated November 19, 2019, addressed to the United States Securities and Exchange Commission

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMATRIN HOLDING LTD.

Date: November 21, 2019	By:	/s/ Sri Warren Eu Hin Chai
Sri Warren Eu Hin Chai
Chief Executive Officer

3